                                                                  Exhibit 1(m)


                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                         FORM OF ARTICLES SUPPLEMENTARY

                  Merrill Lynch Variable Series Funds, Inc. a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                  FIRST: The Corporation is registered as an open-ended company under the Investment Company Act of 1940 with the authority to issue capital stock as follows:


                                                                   Number of
                                                                   Authorized
                     Funds                                           Shares
                     -----                                         ----------


Merrill Lynch American Balanced Fund Common Stock -- Class A      100,000,000

Merrill Lynch Basic Value Focus Fund Common Stock -- Class A      100,000,000

Merrill Lynch Developing Capital Markets Focus Fund Common        100,000,000
Stock -- Class A

Merrill Lynch Domestic Money Market Fund Common Stock --        1,300,000,000
Class A

Merrill Lynch Special Value Focus Fund Common Stock -- Class A    100,000,000

Merrill Lynch Global Bond Focus Fund Common Stock -- Class A      200,000,000

Merrill Lynch Global Strategy Focus Fund Common Stock             200,000,000
-- Class A

Merrill Lynch Global Utility Focus Fund Common Stock -- Class A   100,000,000

Merrill Lynch Government Bond Fund Common Stock -- Class A        100,000,000

Merrill Lynch High Current Income Fund Common Stock               100,000,000
-- Class A

Merrill Lynch Index 500 Fund Common Stock -- Class A              100,000,000

Merrill Lynch International Equity Focus Fund Common Stock        100,000,000
-- Class A

Merrill Lynch Natural Resources Focus Fund Common Stock           100,000,000
-- Class A

Merrill Lynch Prime Bond Fund Common Stock -- Class A             100,000,000

Merrill Lynch Quality Equity Fund Common Stock -- Class A         100,000,000

Merrill Lynch Reserve Assets Fund Common Stock -- Class A         500,000,000

Merrill Lynch American Balanced Fund Common Stock -- Class B      100,000,000

Merrill Lynch Basic Value Focus Fund Common Stock -- Class B      100,000,000

Merrill Lynch Developing Capital Markets Focus Fund Common        100,000,000
Stock -- Class B

Merrill Lynch Domestic Money Market Fund Common Stock --        1,300,000,000
Class B

Merrill Lynch Special Value Focus Fund Common Stock -- Class B    100,000,000

Merrill Lynch Global Bond Focus Fund Common Stock -- Class B      200,000,000

Merrill Lynch Global Strategy Focus Fund Common Stock             200,000,000
-- Class B

Merrill Lynch Global Utility Focus Fund Common Stock -- Class B   100,000,000

Merrill Lynch Government Bond Fund Common Stock -- Class B        100,000,000

Merrill Lynch High Current Income Fund Common Stock               100,000,000
-- Class B

Merrill Lynch Index 500 Fund Common Stock -- Class B              100,000,000

Merrill Lynch International Equity Focus Fund Common Stock        100,000,000
-- Class B

Merrill Lynch Natural Resources Focus Fund Common Stock           100,000,000
-- Class B

Merrill Lynch Prime Bond Fund Common Stock -- Class B             100,000,000

Merrill Lynch Quality Equity Fund Common Stock -- Class B         100,000,000

Merrill Lynch Reserve Assets Fund Common Stock -- Class B         500,000,000


SECOND All shares of Class A and Class B Common Stock have a par value of $0.10 per share. The aggregate par value of all the shares of all classes of the Corporation's capital stock is currently Six Hundred Eighty Million Dollars ($680,000,000).

THIRD The Board of Directors of the Corporation, acting in accordance with
Section 2-105(c) of the General Corporation Law of the State of Maryland, hereby increases the number of capital stock of the Corporation by 400,000,000; 100,000,000 of which shall be classified as Class A Common Stock of Merrill Lynch Global Growth Focus Fund; 100,000,000 of which shall be classified as Class B Common Stock of Merrill Lynch Global Growth Focus Fund; 100,000,000 of which shall be classified as Class A Common Stock of Merrill Lynch Capital Focus Fund; 100,000,000 of which shall be classified as Class B Common Stock of Merrill Lynch Capital Focus Fund;

FOURTH All of the shares of the Corporations Common Stock, as classified and designated, continue to have preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article V of the Articles of Incorporation of the Corporation.

FIFTH After this increase in the number of authorized shares of capital stock of the Corporation and classification of the shares, the Corporation will have authority to issue capital stock as follows:


                                                                   Number of
                                                                   Authorized
                     Funds                                           Shares
                     -----                                         ----------


Merrill Lynch American Balanced Fund Common Stock -- Class A       100,000,000

Merrill Lynch Basic Value Focus Fund Common Stock -- Class A       100,000,000

Merrill Lynch Capital Focus Fund Common Stock -- Class A           100,000,000

Merrill Lynch Developing Capital Markets Focus Fund Common         100,000,000
Stock -- Class A

Merrill Lynch Domestic Money Market Fund Common Stock --         1,300,000,000
Class A

Merrill Lynch Special Value Focus Fund Common Stock -- Class A     100,000,000

Merrill Lynch Global Bond Focus Fund Common Stock -- Class A       200,000,000

Merrill Lynch Global Growth Focus Fund Common Stock -- Class       100,000,000
A


Merrill Lynch Global Strategy Focus Fund Common Stock              200,000,000
-- Class A

Merrill Lynch Global Utility Focus Fund Common Stock -- Class A    100,000,000

Merrill Lynch Government Bond Fund Common Stock -- Class A         100,000,000

Merrill Lynch High Current Income Fund Common Stock                100,000,000
-- Class A

Merrill Lynch Index 500 Fund Common Stock -- Class A               100,000,000

Merrill Lynch International Equity Focus Fund Common Stock         100,000,000
-- Class A

Merrill Lynch Natural Resources Focus Fund Common Stock            100,000,000
-- Class A

Merrill Lynch Prime Bond Fund Common Stock -- Class A              100,000,000

Merrill Lynch Quality Equity Fund Common Stock -- Class A          100,000,000

Merrill Lynch Reserve Assets Fund Common Stock -- Class A          500,000,000

Merrill Lynch American Balanced Fund Common Stock -- Class B       100,000,000

Merrill Lynch Basic Value Focus Fund Common Stock -- Class B       100,000,000

Merrill Lynch Capital Focus Fund Common Stock -- Class B           100,000,000

Merrill Lynch Developing Capital Markets Focus Fund Common         100,000,000
Stock -- Class B

Merrill Lynch Domestic Money Market Fund Common Stock --         1,300,000,000
Class B

Merrill Lynch Special Value Focus Fund Common Stock -- Class B     100,000,000

Merrill Lynch Global Bond Focus Fund Common Stock -- Class B       200,000,000

Merrill Lynch Global Strategy Focus Fund Common Stock              200,000,000
-- Class B

Merrill Lynch Global Growth Focus Fund Common Stock -- Class B     100,000,000


Merrill Lynch Global Utility Focus Fund Common Stock -- Class B    100,000,000

Merrill Lynch Government Bond Fund Common Stock -- Class B         100,000,000

Merrill Lynch High Current Income Fund Common Stock                100,000,000
-- Class B

Merrill Lynch Index 500 Fund Common Stock -- Class B               100,000,000

Merrill Lynch International Equity Focus Fund Common Stock         100,000,000
-- Class B

Merrill Lynch Natural Resources Focus Fund Common Stock            100,000,000
-- Class B

Merrill Lynch Prime Bond Fund Common Stock -- Class B              100,000,000

Merrill Lynch Quality Equity Fund Common Stock -- Class B          100,000,000

Merrill Lynch Reserve Assets Fund Common Stock -- Class B          500,000,000

SIXTH: All of the shares of Class A and Class B Common Stock shall have a par value of $0.10 per share. After the increase in the number of authorized shares of capital stock of the Corporation and classification of those shares as Class A and Class B Common Stock of the Merrill Lynch Capital Focus Fund and Merrill Lynch Global Growth Focus Fund, the aggregate par value of all the shares of all classes of the Corporation's capital stock will be Seven Hundred Twenty Million Dollars ($720,000,000).

SEVENTH: No other change is intended or effected.

                  IN WITNESS WHEREOF, Merrill Lynch Variable Series Funds, Inc. has caused these present to be signed in its name and on its behalf by its
President and witnesses by its Secretary on            , 1998.

WITNESS                            MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

Name:                              Name:

Title:   Secretary                 Title:   President

                  THE UNDERSIGNED, President of Merrill Lynch Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles of Amendment of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.

                                                     President